SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2009

ETHOS ENVIRONMENTAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30237	88-0467241
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

6800 Gateway Park Drive San Diego, CA 92154
(Address of principal executive offices)
619-575-6800
(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

Copy of all Communications to:

Luis Carrillo

Carrillo Huettel, LLP

501 W. Broadway, Suite 800

San Diego, CA 92101

phone: 619.399.3090

fax: 619.330.1888

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ETHOS ENVIRONMENTAL, INC.

Item 4.01. Change in Registrant’s Certifying Accountant.

On June 15, 2009, M&K CPAS, PLLC (“MKC”) was appointed as the registered independent public accountant for Ethos Environmental, Inc. (the “Registrant”), a Nevada corporation. On June 15, 2009, Moore & Associates, Chartered (“Moore”), was dismissed as the registered independent public accountant for the Registrant. The decisions to appoint MKC and dismiss Moore were approved by the Board of Directors of the Registrant on June 15, 2009.

During the fiscal years ended December 31, 2008 and 2007 and the subsequent interim period up through the date of dismissal (June 15, 2009), there were no disagreements with Moore on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore, would have caused Moore to make reference thereto in its report on the Registrants financial statements for such years. Further, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B occurring within the Registrant's two most recent fiscal years and the subsequent interim period up through the date of dismissal (June 15, 2009).

The audit report of Moore for the financial statements of the Registrant as of December 31, 2008, which audit report also includes the financial statements as of December 31, 2007, contained a separate paragraph stating:

“The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred an accumulated deficit of $51,029,259, which raises substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the Registrant's two most recent fiscal years and the subsequent interim period up through the date of engagement of MKC (June 15, 2009), neither the Registrant nor anyone on its behalf consulted MKC regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements. Further, MKC has not provided written or oral advice to the Registrant that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issues.

The Registrant provided a copy of the foregoing disclosures to Moore prior to the date of the filing of this report and requested that Moore furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 6-K.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

Exhibit No.	Description
16.1	Letter of Agreement from Moore & Associates, CHARTERED

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 17, 2009	Ethos Environmental, Inc.

By: /s/ Corey P. Schlossmann
Corey P. Schlossmann,
President & CEO

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